                                                                  Exhibit 3.27.2

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
Applicant's Account No. ________                                    Filed this _______________________ day of
DSCB: BCL-207 (Rev. B-72)                                                   FEB. 09 1984, A.D. 19
                                                                    --------------------
Filing Fee: $40
                                                                    Commonwealth of Pennsylvania
AB-2                                                                Department of State

                                         84111465
                               ----------------------------
Statement of
Change of Registered           COMMONWEALTH OF PENNSYLVANIA
Office-Domestic                     DEPARTMENT OF STATE
Business Corporation                CORPORATION BUREAU
                         74776                                      Secretary of the Commonwealth
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     In compliance with the requirements of section 307 of the Business
Corporation Law, act of May 5, 1933 (T.L. 374), [___________] that it
[___________________________]:

1.   The name of the corporation is:

     Commercial Stone Co., Inc.
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2.   The address of its present registered office in this Commonwealth is (the
Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

            46                               East Main Street
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         (NUMBER)                            (STREET)

         Uniontown                 Pennsylvania                 15401
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          (CITY)                                             (ZIP CODE)

3. The address to which the registered office in this Commonwealth is to be changed is:

           850                               Weldon Street
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         (NUMBER)                            (STREET)

          Latrobe                  Pennsylvania                 15650
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          (CITY)                                             (ZIP CODE)

4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 24th day of January, 1984.


                                Commercial Stone Co., Inc.
                                ------------------------------------
                                        (NAME OF CORPORATION)

                                By: /s/ Joseph H. Shearer
                                   ---------------------------------
                                            (SIGNATURE)

                               Joseph H. Shearer, President
                               -------------------------------------
                                    (TITLE:  PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

 /s/ R. Scott Shearer
---------------------------
        (SIGNATURE)

R. Scott Shearer, Secretary
---------------------------
(TITLE:  SECRETARY, ASSISTANT SECRETARY, ETC.)


(CORPORATE SEAL)